EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Steakhouse Partners, Inc, (the “Company”) on Form 10-Q for the period ending September 26, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph L. Wulkowicz, Chief Financial Officer and Assistant Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

November 13, 2006

BY:	/S/ Joseph L Wulkowicz
Joseph L. Wulkowicz
Vice President and Chief Financial Officer
(principal financial and
accounting officer)